UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-03287

                         New Alternatives Fund

(Exact name of registrant as specified in charter)

150 Broadhollow Road, Suite PH2

                                 Melville, New York 11747

(Address of principal executive offices) (Zip code)

David J. Schoenwald, President

New Alternatives Fund

150 Broadhollow Road, Suite PH2

                             Melville, New York 11747

(Name and address of agent for service)

Registrant’s telephone number, including area code:  631-423-7373

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

New Alternatives Fund A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING ALTERNATIVE ENERGY AND THE ENVIRONMENT

SEMI-ANNUAL

FINANCIAL REPORT

CLASS A SHARES: NALFX

INVESTOR SHARES: NAEFX

JUNE 30, 2016

(unaudited)

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.

THE FUND	150 Broadhollow Road	Melville, New York 11747	(800) 423-8383	(631) 423-7373
BNY Mellon Investment Servicing (US) Inc.	PO Box 9794	Providence, RI 02940	(800)441-6580	(610)382-7819
Overnight Address	4400 Computer Drive	Westborough, MA 01581
Foreside Funds Distributors LLC	400 Berwyn Park,	Berwyn, PA 19312
899 Cassat Road

Recycled Paper

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

Dear Shareholders,

The first half of 2016 has been a mix of both good and not-so-good news for renewable energy, the environment and New Alternatives Fund. The Fund’s total return for the six months ending June 30, 2016, (8.72% for our Class A Shares; 8.62% for the Investor Shares) was not quite as strong as the same period in 2015 (13.04%, Class A Shares; 12.89%, Investor Shares) but we think we are in a good position going forward. Our sector of investment continues to be a “volatile” place in markets, with lots of ups and downs in stock prices. It’s been this way for years and is always a challenge, but we strive to produce reasonable results as we continue to ride this particular investment roller coaster.

Politics Maybe Not Quite As Usual: In our 2015 Annual Report, we noted that renewable energy investment got a boost at the beginning of 2016 from the renewal of the federal Investment Tax Credit (ITC) for solar power and Production Tax Credit (PTC) for wind power. The extension of these credits has been something of a “who blinks first” ritual at the end of the last few years. Congressional opponents of clean energy development delay and attempt to derail the stimulus provided by these supports, which are dwarfed in scale by the various subsidies provided to oil, coal, natural gas and nuclear power development, and then end up passing a one or two year extension at the very last moment of the legislative session.

Large scale wind and solar projects are major capital projects that require years of planning and construction. The lack of a long term commitment to the ITC and PTC has served to hold back planning on several major projects and also caused some developers to rush additional generating capacity into construction before the next expiration date. All this created a “boom and bust” which served to further destabilize energy markets. This time, in a rare show of good policy and common sense, Congress was able to agree to extend the legislation through the early 2020s, with some of the levels tapering off over the final years. The credits for other renewable technologies — small hydropower, geothermal, marine/tidal — also saw a 30% ITC renewed, although only for one additional year.

The Era of Decoupling?: Another positive trend we’ve seen is the decoupling of Gross Domestic Product (GDP) growth from increasing carbon emissions in 21 major industrial countries according to a study released by the International Energy Agency in March. It used to be that as energy demand rose, the level of carbon emissions grew alongside. During the major recession which hit in 2008, global energy use dropped due to reduced industrial activity, an almost complete halt of new housing construction and greatly reduced transportation. As trade, development and energy production have slowly increased back up to, and sometimes higher than, pre-recession levels, the attendant levels of greenhouse gas emissions have actually decreased for the most part. Most analysts attribute this to the fact that renewables (mostly wind and photovoltaic solar) form the fastest growing sector of new energy development, along with the continuing replacement of coal fired power by natural gas.

This same study also notes, unfortunately, that this decoupling did not take place in 171 other countries, including some of the fastest growing economies such as China, Brazil, India, Indonesia, a number

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

of eastern European nations and much of Africa. Among these nations, China was recently reported (Financial Times, 8/14/16) to now be the world’s largest clean energy market. But, at the same time, continues to increase its use of coal and natural gas. However, a separate study, also published in March in the journal Climate Policy, notes that while China will continue to see an increase in renewable power generation, its use of fossil fuels will reverse course and begin to decline. The catch is that this data relies on China’s self-reported emissions, which have not been proved to be completely reliable.

Brexit Blues... Or Not: On June 24, just as we thought we’d be heading into a reasonably strong finish for the quarter and year-to-date, England held its “Brexit” vote and by a slight majority decided to withdraw from the European Union. This news led to the resignation of the Prime Minister and sent markets plummeting around the world. The Dow Jones Industrial Average (DJIA) shed 900 points in the three days following this vote. Both the British pound and the Euro dropped significantly against the U.S. dollar. Within a week it became clearer that England’s actual departure from the EU would take place gradually and was not likely to have a major impact on the trade between the other countries involved. Most stock markets resumed their upward march and almost all losses were reversed before the next week ended. The Fund’s NAVs (both the Class A Shares and Investor Shares) went down just over 5% in the two days following the vote, but then climbed by 7% by the quarter’s end 3 days later.

The Fund’s only U.K. based company, Atlantica Yield PLC, the yieldco sponsored by Abengoa SA, behaved in a similar manner. Its share value fell by 12% in two days and then recovered completely by the end of the following week. Atlantica is not a “true” British company. Its main office is indeed in London, but it only trades in New York, is valued in U.S. dollars and all of its project assets are outside of the U.K. Our other European holdings (priced in Euros and other European currencies), also recovered from this brief market turmoil by the time the books were closed on the quarter on June 30, 2016. It appears that the negative fallout from this vote was a global short-lived phenomena.

Fund Performance: The Net Asset Value (“NAV”) of New Alternatives Fund’s Class A Shares stood at $46.46 on December 31, 2015 and closed at $50.51 on June 30, 2016, a gain of 8.72% for the year to date. Our Investor Shares had an NAV of $46.39 on December 31, 2015 and rose to $50.39 as of June 30, 2016, up 8.62% for the year to date. The Fund’s net assets increased during the first six months of 2016 from approximately $179,073,667 on December 31, 2015 to approximately $191,522,196 on June 30, 2016.

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and the current performance may be lower or higher than the performance data quoted. Please call 800-423-8383 for the most recent month-end performance.

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

During the period from January 1 to June 30, 2016, the number of the Fund’s Class A shares decreased from 3,825,379 to 3,757,867, a loss of 67,512 shares. During this same period, the number of the Fund’s Investor Shares increased from 28,653 to 33,613, a gain of 4,960 shares.

At June 30, 2016, 60.8% of the Fund’s portfolio was invested in U.S. based companies. European companies comprised 20.4% of our holdings (with 9.5% priced in Euros and the remainder in other currencies, including those of Great Britain, Denmark and Norway). The rest of our companies included: 11.5% in Canada, 4.4% in Asia (Japan and New Zealand) and 2.9% in cash in U.S. banks and credit unions.

Portfolio Holdings and Changes:

New Investments in 2016: The Fund added five companies during the period from January 1 to June 30, 2016.

Avangrid, Inc. is a diversified energy and utility company based in Maine. It was formed in 2015 by the merger of the northeast regional utility UIL Holdings Corporation and Iberdrola USA. Iberdrola was the U.S. division of Iberdrola SA, a major renewable energy developer headquartered in Spain. In addition to its electric and gas utility service in New England and upstate New York, Avangrid, through its Avangrid Renewables division, operates 6.3 Gigawatts (GW) of wind and solar generating projects across 18 states in the U.S. It is the second largest wind energy producer in the country.

Canadian Solar, Inc. is a designer and manufacturer of solar wafers, cells and modules, used primarily in residential, commercial and small industrial PV solar power systems. It also develops, builds and maintains utility scale PV solar plants. Headquartered in Ontario, Canada, it operates internationally, including North and South America, Europe, Africa, and Asia.

Fuel Cell Energy, Inc. is a Connecticut-based company that designs and manufactures and operates stationary fuel cell power generating plants. Their fuel cells provide baseload power for distributed energy systems and off grid systems. The firm has operations in the U.S., South Korea and Germany.

Koninklijke Philips N.V. is the Amsterdam-based international diversified electronics company. The Fund’s interest is in this company’s energy efficient, LED (Light Emitting Diode) lighting products and systems.

Xylem, Inc. is a water treatment and filter equipment company with its corporate office in Westchester County, New York. Its products include pumps, filters, flow controls and wastewater treatment systems.

Holdings Sold Out:

Algonquin Power & Utilities Corporation: This Ontario-based company operates clean energy generation facilities in Canada and the U.S. It is also a regulated utility which delivers electricity, natural gas and

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

water to customers in several American states. The Fund sold its position for portfolio balance with similar companies and for cash to meet redemption requests.

Enel Green Power SpA: We divested this renewable energy developer/operator when the company was integrated into its parent company, Enel SpA, which, in addition to operating the renewable assets of the existing company, also holds and operates coal and oil projects, making it no longer an appropriate holding for the Fund

Please see Schedule of Investments for more information.

Other Changes in the Fund: We sometimes say that, in a more perfect economic environment, we would never sell any of our companies’ shares. In the “real world” we do buy and sell shares in response to changing market conditions and company news (both good and bad). We also need to raise cash to meet redemptions and we will rebalance the level of holdings to keep the overall Fund portfolio as balanced as possible within the areas of our investment focus.

Over the course of the first two quarters of 2016, we added to our positions in Atlantica Yield PLC, Acciona SA, First Solar, Johnson Controls, NRGYield, Inc., Class A shares; Panasonic Corp., Pattern Energy Group, Inc., SunPower Corp., Terraform Power, Inc., Transalta Renewables, Inc. and Vestas Wind Systems AS.

Atlantica Yield (formerly Abengoa Yield) has seen its share trading at sharply depressed levels since the middle of 2015 when parent company Abengoa SA filed for bankruptcy in Spain. While Atlantica’s assets and income remained stable and it continued to pay a reasonable dividend, there was concern that Abengoa’s large holding of shares (just over 40% of the total) would be subject to liquidation as part of a re-organization. Just this month, Abengoa reached a deal with its major creditors to restructure its debt and avoid bankruptcy. Atlantica’s shares experienced a modest gain on this announcement.

We trimmed our shares in: American Water Works, Inc., EDP Renovaveis SA, and Gamesa Corporacion Tecnologica SA, (Spain-wind turbine manufacturer).

Gainers and Losers:

The companies in the Fund’s portfolio that contributed to our performance in the first half of 2016 included: American Water Works, Inc., a major water utility, which was up just over 41% at June 30. Hanon Armstrong Sustainable Infrastructure Capital, Inc., a real estate investment trust (REIT) which finances sustainable building projects and energy efficiency improvements and renovations, gained 14.1%.

Other significant companies in the Fund’s portfolio with strong results for the period from January 1 to June 30, 2016 were a quartet of Canadian-based renewable energy project developers: Transalta Renewables, Inc. (hydro and wind power), up 28.8%; Innergex Renewable Energy, Inc. (wind power and run-of-river small hydro projects), up 27.9%; Northland Power, Inc. (wind, solar and hydro projects), up 18.9%; and Brookfield Renewable Energy Partners LP (small hydro and wind projects), up 13.8%.

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

Several companies which are a small part of the Fund’s portfolio also had a strong first half of the year. Their contribution to the Fund’s overall performance was not quite as great as our larger holdings, but are worth noting. These companies include: Xylem, Inc., up 25.9%; Avangrid, Inc., up 14.8%; Hafslund ASA, Class A (Norway; hydro power projects; district heating and renewable energy systems), up 14.6%; and Johnson Controls, Inc. (hybrid car batteries; energy control systems for buildings) and Fuel Cell Energy, Inc., both up 12.1%.

Then, of course, are the companies that were down for the period from January 1 to June 30, 2016. Solar cell and module manufacturers continued to struggle in an environment of falling costs. While the reduction of production costs is helping make solar power development economically competitive with traditional fossil fuel sources, it is cutting into the producers’ economics. Under present conditions, a company can find itself losing money as its business grows. Recognizing this, the Fund has not been heavily invested in pure play solar companies for several years. Among these corporations, which comprised just under 5% of the Fund’s total portfolio as of June 30, 2016 are: SunPower Corp., down 48.4%; First Solar, Inc., down 26.5%; Canadian Solar, Inc., down 21.6%; and Panasonic, Corp., down 14.6%.

Among our other larger holdings, Acciona SA, the Spain-based multinational wind, solar and hydro manufacturer, project developer and operator, saw its price decline by 17.5%. TerraForm Power Inc. (a yieldco with solar projects in the U.S., Canada, the U.K., and Chile, among other areas) dropped 13.3%; EDP Renovaveis, SA (Spain-mostly wind, with some solar projects) and Vestas Wind Systems, AS (Denmark-the major wind turbine manufacturer and project developer) were both down 6.5%.

New Web Site: We invite you all to check out New Alternatives Fund’s new web site which launched recently. We’re still located at: www.newalternatives.com. You can find links to all Fund documents and reports, plus expanded on-line functions. You can now open a new account and transact almost all your business with the Fund on line. There are links that will take you directly to our shareholder services phone line, the advisor’s office and expanded information on the Fund. We have also added a “news” area where we intend to share with you items of interest that we come across in our daily research, along with more regular discussion (including your comments back to us) of the issues and concerns the Fund faces as we seek to build up our investments in renewable energy and its related areas.

Shareholder Comments: We continue to receive, use and welcome advice and comments from shareholders. You can contact us by e-mail at: info@newalternativesfund.com, regular “snail mail” or give us a call at 800-423-8383 or 631-423-7373.

David Schoenwald

Murray Rosenblith

August 24, 2016

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

This letter is intended to give you a feeling of what we have been doing and why we do it. For more complete and official data, please see the rest of our semi-annual report, our annual report and our prospectus. This letter is intended to be responsive to the interests of our existing shareholders.

The Principal Underwriter is Foreside Funds Distributors LLC and the Co-Distributor is Accrued Equities, Inc.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. Go to our web site at www.newalternativesfund.com, call 800-423-8383 or write to the Fund to obtain a prospectus that contains this and other information about the Fund, and read it carefully before investing. Funds that concentrate in one market sector are generally riskier than more diversified strategies. Investments made in renewable energy and environmental products are subject to political priorities and changing government regulations.

NEW ALTERNATIVES FUND

FUND EXPENSE EXAMPLE

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as the sales charge and redemption fees; and (2) ongoing costs, including management fees, distribution (i.e., Rule 12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period shown (January 1, 2016) and held for the entire six months ended June 30, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended June 30, 2016” to estimate the expenses you paid on your account during this period.

Note: The Fund’s Transfer Agent, BNY Mellon Investment Servicing (US) Inc., charges an annual IRA maintenance fee of $15 for IRA accounts. That fee is not reflected in the accompanying table.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales charge, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

NEW ALTERNATIVES FUND

(Unaudited)

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value	Six Months Ended
	January 1, 2016	June 30, 2016	June 30, 2016
Class A Shares *
Actual	$1,000.00	$1,087.20	$5.76
Hypothetical
(assumes 5% return before expenses)	$1,000.00	$1,019.34	$5.58
Investor Shares **
Actual	$1,000.00	$1,086.20	$7.06
Hypothetical
(assumes 5% return before expenses)	$1,000.00	$1,018.10	$6.83

* Expenses are equal to the annualized expense ratio of the Fund’s Class A Shares for the six-month period of 1.11%, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half year, then divided by the days in the year (366) to reflect the half year period. The Class A Shares’ ending account value on the first line in the table is based on its actual total return of 8.72% for the six-month period of January 1, 2016 to June 30, 2016.

** Expenses are equal to the annualized expense ratio of the Fund’s Investor Shares for the six-month period of 1.36%, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half year, then divided by the days in the year (366) to reflect the half year period. The Investor Shares’ ending account value on the third line in the table is based on its actual total return of 8.62% for the six-month period of January 1, 2016 to June 30, 2016.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

June 30, 2016

(Unaudited)

	% of Net
Sector Diversification	Assets	Value
Alternate Energy:
Renewable Energy Power Producers & Developers	61.0%	$116,805,228
Wind Turbines	8.9	17,080,036
Solar Photovoltaic	7.2	13,742,600
Energy Storage	3.0	5,838,750
Sustainable Energy Financial Services	6.2	11,880,000
Energy Conservation	5.8	11,115,400
Water Utilities	4.9	9,296,100
Water	0.1	223,250
Certificates of Deposit	0.3	500,000
Other Assets in Excess of Liabilities	2.6	5,040,832

Net Assets	100.0%	$191,522,196

Top Ten Portfolio Issuers

June 30, 2016

(Unaudited)

% of Net
Name	Assets
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	6.2%
Pattern Energy Group, Inc.	6.1
Brookfield Renewable Energy Partners LP (Canada/Bermuda)	5.8
Nextera Energy Partners LP	5.6
NRG Yield, Inc.,	5.4
8Point3 Energy Partners LP	5.4
Avangrid, Inc.	5.2
Abengoa Yield PLC (Great Britain)	5.1
American Water Works Co., Inc.	4.9
Innergex Renewable Energy, Inc. (Canada)	4.5

Total Top Ten	54.2%

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

June 30, 2016

(Unaudited)

	Shares	Value
COMMON STOCKS – 97.1%

Alternate Energy — 80.1%
Energy Storage — 3.0%
Panasonic Corp. (Japan) SP ADR	675,000	$5,838,750

		5,838,750

Renewable Energy Power Producers & Developers — 61.0%
Abengoa Yield PLC (Great Britain)*	525,000	9,754,500
Acciona SA (Spain)	115,000	8,324,770
Avangrid, Inc.	215,000	9,902,900
Brookfield Renewable Energy Partners LP (Canada/Bermuda)	375,000	11,171,250
EDP Renovaveis SA (Spain/Portugal)	1,125,000	8,464,654
Elecnor SA (Spain)	125,000	994,618
Fuelcell Energy, Inc.**	10,000	62,200
Hafslund ASA, Class A (Norway)	328,074	2,685,356
Innergex Renewable Energy, Inc. (Canada)	775,000	8,642,025
Nextera Energy Partners LP*	350,000	10,633,000
Northland Power, Inc. (Canada)	300,000	5,154,000
NRG Yield, Inc., Class A*	360,000	5,479,200
NRG Yield, Inc., Class C*	315,000	4,910,850
Pattern Energy Group, Inc.*	510,000	11,714,700
TerraForm Power, Inc., Class A*	750,000	8,175,000
TransAlta Renewables, Inc. (Canada)	775,000	7,987,305
TrustPower Ltd. (New Zealand)	500,000	2,748,900

		116,805,228

Solar Photovoltaic — 7.2%
8Point3 Energy Partners LP*	650,000	10,270,000
Canadian Solar, Inc. (Canada)**	15,000	226,800
First Solar, Inc.**	35,000	1,696,800
SunPower Corp.**	100,000	1,549,000

		13,742,600

Wind Turbines — 8.9%
Gamesa Corporacion Tecnologica SA (Spain)	440,000	8,640,328
Vestas Wind Systems AS (Denmark)	125,000	8,439,708

		17,080,036

Total Alternate Energy		153,466,614

Sustainable Energy Financial Services — 6.2%
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	550,000	11,880,000

		11,880,000

Energy Conservation — 5.8%
Johnson Controls, Inc.	100,000	4,426,000
Koninklijke Philips NV (Netherlands)	10,000	249,400

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2016

(Unaudited)

	Shares	Value
Energy Conservation (Continued)
Owens Corning, Inc.	125,000	$6,440,000

		11,115,400

Water Utilities — 4.9%
American Water Works Co., Inc.	110,000	9,296,100

		9,296,100

Water — 0.1%
Water Related — 0.1%
Xylem, Inc.	5,000	223,250

		223,250

Total Water		223,250

Total Common Stocks (Cost $188,691,068)		185,981,364

	Par
CERTIFICATES OF DEPOSIT – 0.3%
Socially Concerned Banks – 0.3%
Alternatives Federal Credit Union savings account 0.20% due 01/14/17	$ 100,000	100,000
Carver Federal Savings Bank 0.25% due 12/22/16	100,000	100,000
People’s United Bank 0.30% due 12/01/16	100,000	100,000
Self Help Credit Union 1.05% due 12/30/16	100,000	100,000
Urban Partnership Bank 0.30% due 01/28/17	100,000	100,000

Total Certificates of Deposit (Cost $500,000)		500,000

TOTAL INVESTMENTS (Cost $189,191,068) — 97.4%		186,481,364
Other Assets in Excess of Liabilities — 2.6%		5,040,832

Net Assets — 100.0%		$191,522,196

*	These entities are commonly known as “Yieldco’s”.

**	Non-income producing security

REIT         -Real Estate Investment Trust

SP ADR    -Sponsored American Depositary Receipts

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2016

(Unaudited)

Country Portfolio Issuers

June 30, 2016

(Unaudited)

% of Net
Country	Assets
United States	61.0%
Canada	11.5
Spain	9.4
Great Britain	5.1
Denmark	4.4
Japan	3.0
New Zealand	1.4
Norway	1.4
Netherland	0.1
Other Assets/Liabilities	2.6

100.0%

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016

(Unaudited)

ASSETS

Investment securities at fair value (cost: $189,191,068) (Notes 2A and 7)	$186,481,364
Cash.	4,656,785
Receivables:
Capital shares subscribed	99,859
Dividends	920,816
Tax reclaims	92,083
Prepaid insurance and registration	11,863

Total Assets	192,262,770

LIABILITIES

Payables:
Capital shares reacquired	529,657
Management fees	85,964
Transfer agent fees	46,499
Postage and printing fees	31,723
Custodian fees	25,280
Professional fees	414
Accrued expenses and other liabilities	21,037

Total Liabilities	740,574

Net Assets	$191,522,196

ANALYSIS OF NET ASSETS

Net capital paid in shares of capital shares	$191,757,151
Undistributed net investment income	740,667
Accumulated net realized gain on investments and foreign currency transactions	1,739,725
Net unrealized depreciation on investments	(2,709,704)
Net unrealized depreciation on translation of other assets and liabilities in foreign currency	(5,643)

Net Assets	$191,522,196

Class A Shares:
Net Assets	$189,828,487
Net asset value and redemption price per share ($189,828,487/3,757,867) shares of outstanding beneficial interest, unlimited authorization, no par value	$50.51

Maximum offering price per share (100/95.25 of $50.51)	$53.03

Investor Shares:
Net Assets	$1,693,709
Net asset value, offering and redemption* price per share ($1,693,709/33,613) shares of outstanding beneficial interest, unlimited authorization, no par value	$50.39

*	Redemption fee may apply (Note 1)

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2016

Investment Income:
Dividends (net of $243,584 foreign taxes withheld)	$1,757,213

Total Investment Income	1,757,213

Expenses:
Management fee (Note 4)	500,732
Transfer agent fees	197,629
Administration and accounting fees	105,053
Legal fees	46,337
Custodian fees	25,090
Compliance service fees	23,869
Registration fees	22,071
Postage and printing fees	14,431
Audit fees	10,567
Trustees fees (Note 5)	10,443
Insurance fees	7,659
12b-1 fees (Investor Shares) (Note 4)	1,791
Other expenses	10,366

Total Expenses	976,038

Net Investment Income	781,175

Net Realized and Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Realized Gain/(Loss) from Investments and Foreign Currency Related Transactions (Notes 2B & 6):
Net realized gain from investments	2,417,566
Net realized loss from foreign currency transactions	(640)

Net Realized Gain	2,416,926

Net Change in Unrealized Appreciation/(Depreciation) of Investments and Foreign Currency
Related Transactions:
Net change in unrealized appreciation/(depreciation) on investments	12,163,759
Net change in unrealized appreciation/(depreciation) on foreign currency translations	3,307

Net change in unrealized appreciation/(depreciation)	12,167,066

Net Realized and Unrealized Gain on Investments and Foreign Currency Related Transactions	14,583,992

Net Increase in Net Assets Resulting from Operations	$15,365,167

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015

Investment Activities:
Net investment income	$ 781,175	$ 2,932,928
Net realized gain from investments and foreign currency transactions	2,416,926	5,262
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	12,167,066	(2,421,577)

Net increase in net assets resulting from operations	15,365,167	516,613

Distributions to Shareholders:
Class A Shares:
Distributions from net investment income	—	(2,998,444)
Investor Shares Class:
Distributions from net investment income	—	(20,899)

Total distributions to shareholders	—	(3,019,343)

Capital Share Transactions:
Net increase in net assets from capital share transactions (Note 3)	(2,916,638)	5,634,044

Total Increase in Net Assets	12,448,529	3,131,314

Net Assets:
Beginning of the period	179,073,667	175,942,353

End of the period*	$191,522,196	$179,073,667

*	Includes undistributed (overdistributed) net investment income of $740,667 and $(40,508) for the periods ended 06/30/16 and year 12/31/15, respectively.

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND*

FINANCIAL HIGHLIGHTS

STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

For a share outstanding throughout each period

Class A Shares	(Unaudited) Six Months Ended June 30		For the Years Ended December 31,
	2016		2015		2014	2013	2012	2011

Net asset value at the beginning of period	$46.46		$46.87		$46.93	$36.40	$35.82	$39.09

Investment Operations
Net investment income	0.21	**	0.77	**	0.56	0.58	0.67	0.42
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	3.84		(0.39)		0.81	10.53	0.58	(3.27)

Total from investment operations	4.05		0.38		1.37	11.11	1.25	(2.85)

Distributions
From net investment income	—		(0.79)		(0.63)	(0.58)	(0.67)	(0.42)
From net realized gains	—		—		(0.80)	—	—	—

Total distributions	—		(0.79)		(1.43)	(0.58)	(0.67)	(0.42)

Net asset value at end of period	$50.51		$46.46		$46.87	$46.93	$36.40	$35.82

Total return (Sales load not reflected)	8.72%		0.82%		2.91%	30.52%	3.49%	(7.28)%
Net assets, end of the period (in thousands)	$189,828		$177,745		$175,843	$175,101	$149,835	$186,554
Ratio of expenses to average net assets	1.11%	***	1.15%		1.08%	1.12%	1.10%	1.03%
Ratio of net investment income to average net assets	0.89%	***	1.55%		1.07%	1.34%	1.69%	0.98%
Portfolio turnover	11.01%		37.14%		67.04%	24.01%	22.05%	21.44%
Number of shares outstanding at end of the period	3,757,867		3,825,379		3,751,972	3,731,230	4,116,641	5,208,518

*

The Fund acquired all of the assets and liabilities of New Alternatives Fund, Inc. (the “Predecessor Company”) in a reorganization on November 14, 2014. The Predecessor Company’s performance and financial history have been adopted by the Fund and will be used going forward. As a result, the information prior to November 14, 2014 reflects that of the Predecessor Company.

**	The selected per share data was calculated using the average shares outstanding method for the period.
***	Annualized

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

For a share outstanding throughout the period

Investor Shares	(Unaudited) Six Months Ended June 30, 2016		Year Ended December 31, 2015*
Net asset value at the beginning of period	$46.39		$46.87

Investment Operations
Net investment income	0.14	**	0.62	**
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	3.86		(0.36)

Total from investment operations	4.00		0.26

Distributions
From net investment income	—		(0.74)

Total distributions	—		(0.74)

Net asset value at end of period	$50.39		$46.39

Total return	8.62%		0.56%
Net assets, end of the period (in thousands)	$1,694		$1,329
Ratio of expenses to average net assets	1.36%	***	1.40%
Ratio of net investment income to average net assets	0.64%	***	1.31%
Portfolio turnover	11.01%		37.14%
Number of shares outstanding at end of the period	33,613		28,653

*	Investor Shares inception date was December 31, 2014.
**	The selected per share data was calculated using the average shares outstanding method for the period.
***	Annualized

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2016 (Unaudited)

1) ORGANIZATION – New Alternatives Fund (the “Trust”) was organized as a Delaware statutory trust on June 12, 2014. The Trust currently offers one series of shares, also known as “New Alternatives Fund” (the “Fund”).The Fund is the successor to New Alternatives Fund, Inc. (the “Predecessor Company”), a New York corporation that commenced operations in 1982. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). On November 14, 2014, the Predecessor Company was reorganized into the Fund. The Fund was organized for the purpose of continuing the investment operations and performance history of the Predecessor Company and prior to the reorganization had no substantial assets or prior history of investment operations. The Fund currently offers two classes of shares: Class A Shares and Investor Shares. Class A Shares represent a continuance of the original class of shares offered by the Predecessor Company. Class A Shares are sold subject to a front-end sales charge. Class A Shares of the Fund do not have any distribution (i.e., Rule 12b-1) charges, service charges or redemption fees. Investor Shares are not subject to a sales charge but are subject to a 2.00% redemption fee imposed on any Investor Shares redeemed within sixty (60) days of their initial purchase. Any redemption fee imposed is retained by the Fund and is meant to deter short-term trading in Investor Shares and to offset any transaction and other costs associated with short-term trading. For the six months ended June 30, 2016, no redemption fees were imposed on the redemption of Investor Shares. Investor Shares are also subject to 12b-1 fees. The investment objective of the Fund is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its investment objective by investing in equity securities.The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include American Depositary Receipts, real estate investment trusts and publicly-traded master limited partnerships. The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry. “Alternative Energy” means the production and conservation of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

2) ACCOUNTING POLICIES – The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies followed by the Fund.

A. PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the NewYork Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued based on the official closing price or the last reported sale price on a national securities exchange or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded, as of the close of business on the day the

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2016 (Unaudited)

securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost.

Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation.

If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the “fair value” of such security as determined in good faith by Accrued Equities, Inc., the Fund’s investment advisor, under methods established by and under the general supervision of the Trust’s Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. The Fund does not invest in unlisted securities.

The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

● Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

● Level 2 -

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

● Level 3 -

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2016 (Unaudited)

The following is a summary of the inputs used, as of June 30, 2016, in valuing the Fund’s assets carried at fair value:

	Total Value at 6/30/2016	Level 1 – Quoted Price	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Common Stocks
Alternate Energy	$153,466,614	$153,466,614	$—	$—
Sustainable Energy Financial
Services	11,880,000	11,880,000	—	—
Energy Conservation	11,115,400	11,115,400	—	—
Water Utilities	9,296,100	9,296,100	—	—
Water	223,250	223,250	—	—
Certificates of Deposit	500,000	—	500,000	—

Total	$186,481,364	$185,981,364	$500,000	$—

At the end of each calendar quarter, management evaluates the classification of Level 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

The Fund utilizes an external pricing service to fair value certain foreign securities in the event of any significant market movements between the time the Fund valued certain foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were not deemed to have occurred at June 30, 2016, and therefore, the Fund did not utilize the external pricing service model adjustments. Transfers in and out between Levels are based on values at the end of the period. As a result, for the six months January 1, 2016 through June 30, 2016, there were no transfers from Level 2 to Level 1. The Fund did not hold any Level 3 categorized securities during the six months ended June 30, 2016.

B. FOREIGN CURRENCY TRANSLATION – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2016 (Unaudited)

dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Trust’s Board of Trustees.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Foreign Securities – Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and affect its share price.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME – Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of specific lots for both financial reporting and income tax purposes in determining realized gains and losses on investments.

D. INVESTMENT INCOME AND EXPENSE RECOGNITION – Dividend income is recorded as of the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable diligence. Interest income, including amortization/accretion of premium and discount, is accrued daily. Expenses are accrued on a daily basis.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS – Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2016 (Unaudited)

F. U.S.TAX STATUS – No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

G. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

H. OTHER – In the normal course of business, the Fund may enter into contracts that provide general indemnifications.The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

I. ALLOCATION – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2016 (Unaudited)

3) SHARES OF BENEFICIAL INTEREST – There are unlimited, no par value shares of beneficial interest authorized. On June 30, 2016, the Fund’s total shares outstanding were 3,791,480. Aggregate paid-in capital including reinvestment of dividends was $191,757,153. Transactions in shares of beneficial interest were as follows:

	For the Six Months Ended		For the Year Ended
	June 30, 2016		December 31, 2015
	Shares	Amount	Shares	Amount
Class A Shares
Shares of beneficial interest sold	139,526	$ 6,431,907	440,493	$ 22,549,849
Reinvestment of distributions	—	—	55,885	2,597,838
Redemptions	(207,038)	(9,581,197)	(422,971)	(20,794,493)

Net Increase/Decrease	(67,512)	$(3,149,290)	73,407	$ 4,353,194

	For the Six Months Ended		For the Year Ended
	June 30, 2016		December 31, 2015
	Shares	Amount	Shares	Amount
Investor Shares
Shares of beneficial interest sold	6,187	$290,644	27,036	$1,303,085
Reinvestment of distributions	—	—	440	20,422
Redemptions	(1,229)	(57,992)	(933)	(42,657)

Net Increase	4,958	$232,652	26,543	$1,280,850

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES–Accrued Equities, Inc. (“Accrued Equities” or the “Advisor”), an SEC registered investment advisor and broker-dealer, serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement, and as an underwriter (but not a principal underwriter) of the Fund’s shares pursuant to a Sub-Distribution Agreement. For it’s investment advisory services, the Fund pays Accrued Equities an annual management fee of 1.00% of the first $25 million of average daily net assets; 0.50% of the next $475 million of average daily net assets; and 0.40% of average daily net assets more than $500 million.

The Fund pays no remuneration to two of its trustees, David J. Schoenwald and Murray D. Rosenblith, who are also officers or employees of Accrued Equities.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2016 (Unaudited)

Foreside Funds Distributors LLC (the “ Distributor”) serves as the principal underwriter of the Fund pursuant to a Distribution Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Fund. The Distributor has entered into a Sub-Distribution Agreement with Accrued Equities. The Fund charges a maximum front-end sales charge of 4.75% on most new sales of the Fund’s Class A Shares. Of this amount, the Distributor and Accrued Equities receive the net underwriter commission and pay out the remaining sales commission to other brokers who actually sell new Class A Shares. Their share of the sales commission may vary. The aggregate underwriter commissions on all sales of Class A Shares of the Fund during the six months ended June 30, 2016 was $19,071, and the amounts received by the Distributor and Accrued Equities were $6,357 and $12,714, respectively. The Distributor and Accrued Equities are also entitled to receive sales commissions for the sale of Class A Shares. For the six months ended June 30, 2016, the Distributor and Accrued Equities received $2,797 and $32,755 in sales commissions, respectively, for the sale of Class A Shares of the Fund. Underwriter commissions and sales commissions received by the Distributor are set aside by the Distributor and used solely for distribution-related expenses.

Investor Shares of the Fund are not subject to a sale charge. The Fund has adopted a distribution plan (the “Rule 12b-1 Plan”) for its Investor Shares in accordance with the requirements of Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan provides that the Fund may pay a fee to Accrued Equities, the Distributor, or certain broker-dealers, investment advisers, banks or other financial institutions at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Shares to finance certain activities primarily intended to sell such Investor Shares. For the six months ended June 30, 2016, 12b-1 Fees of $1,791 were accrued by the Investor Shares of the Fund.

5) TRUSTEES’ FEES – For the six months ended June 30, 2016, the Fund paid trustees’ fees of $21,000 to its Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).

Each Independent Trustee receives an annual fee of $4,500 for their services as an Independent Trustee of the Trust. As Vice-Chairperson of the Trust’s Board of Trustees, Sharon Reier receives an additional annual fee of $1,000. Each member of the Audit Committee receives an additional $500 annual fee and Susan Hickey, Chairperson of the Audit Committee, receives an additional annual fee of $500. The Independent Trustees also receive reimbursement of “coach” travel expenses to attend Board Meetings. The Trustees and Officers of the Trust who are officers and employees of the Advisor do not receive compensation from the Fund for their services and are paid for their services by the Advisor. The Fund’s Chief Compliance Officer is not an officer or employee of the Advisor and is compensated directly by the Fund for his services.

6) PURCHASES AND SALES OF SECURITIES – For the six months ended June 30, 2016, the aggregate cost of securities purchased totaled $21,402,551. Net realized gains (losses) were computed on a specific lot basis. The proceeds received on sales of securities for the six months ended June 30, 2016 was $19,192,029.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2016 (Unaudited)

7) FEDERAL INCOME TAX INFORMATION – At June 30, 2016, the federal tax basis cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Cost of investments for tax purposes	$189,191,068

Unrealized appreciation for tax purposes	$20,433,286
Unrealized depreciation for tax purposes	(23,142,990)

Net unrealized depreciation on investments	$(2,709,704)

The tax character of distributions paid during 2015 and 2014 was as follows:

Distributions paid from:	2015	2014
Ordinary Income	$3,019,343	$2,278,731
Long-Term Capital Gains	—	2,933,552

	$3,019,343	$5,212,283

For federal income tax purposes, distributions from net investment income and short-term capital gains are treated as ordinary income dividends.

As of December 31, 2015, the components of distributable earnings (deficit) on a tax basis were as follows:

Overdistributed Ordinary Income	$(40,508)
Capital Loss Carryforward*	(85,563)
Net Unrealized Depreciation on
Investments and Foreign Currency Translations**	(15,474,051)

$(15,600,122)

*   This capital loss carryforward can be used to offset future realized capital gains.

**   The primary difference between distributable earnings on a book and tax basis is due to wash sale losses and investments in partnerships.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8) SUBSEQUENT EVENTS – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring disclosure.

OTHER INFORMATION

(Unaudited)

1) PROXY VOTING – The Fund has proxy voting policies which are available: (1) without charge, upon request by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30 is available on form N-PX: (1) without charge, upon request, by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov.

2) QUARTERLY PORTFOLIO SCHEDULES – The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q’s are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

3) RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Accrued Equities, Inc. (the “Advisor”) serves as the investment adviser to New Alternatives Fund (the “Fund”). The Board of Trustees most recently approved the continuance of the investment advisory agreement dated November 14, 2014 (the “Advisory Agreement”) between the Fund and the Advisor at a regular meeting of the Board of Trustees held on June 24, 2016. The June 24, 2016 regular meeting of the Board of Trustees was called, in part, to act upon the continuance of such Advisory Agreement. This approval by the Board of Trustees included the approval by a majority of the trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), and by a majority of the entire Board.

The Advisor serves as the investment adviser to the Fund. The Advisor previously served as the investment adviser to New Alternatives Fund, Inc. (the “Predecessor Company”), a New York corporation that commenced operations in 1982. On November 14, 2014, the Predecessor Company was reorganized into the Fund. The Fund was organized to continue the investment operations and performance history of the Predecessor Company.

Prior to the meeting, the Board received and reviewed certain materials concerning the Advisory Agreement. The materials included: (i) a memorandum prepared by independent counsel setting forth the Board’s fiduciary duties, responsibilities and the factors they should consider in their evaluation of the renewal of the Advisory Agreement; (ii) certification from the Advisor that it has a compliance program in place; (iii) a copy of the Advisor’s responses to a request for information necessary to evaluate the terms of the Advisory Agreement (the “Advisor Questionnaire”); (iv) an organizational chart for the Advisor; (v) a copy of Form ADV, Part I for the Advisor; (vi) audited financial information for the Advisor for its fiscal year ended December 31, 2015; and (vii) a copy of the Advisory Agreement.

The Board noted that some of the information received in the Board materials referred to the historical relationship between the Advisor and the Predecessor Company.

OTHER INFORMATION

(Unaudited)

The Advisor Questionnaire provided to the Board contained detailed information concerning the Advisor and the Advisory Agreement, including: (i) information on the Advisor’s business and services; (ii) information concerning the employees of the Advisor who service the Fund; (iii) information on the Advisor’s investment process; (iv) performance information comparing the Fund (and the Predecessor Company) to other, similar mutual funds and to its benchmark index; (v) information on the Advisor’s trading and brokerage practices; (vi) information concerning investment advisory fees paid to the Advisor by the Fund (and the Predecessor Company); (vii) information concerning other fees earned by the Advisor with respect to its relationship with the Fund (and the Predecessor Company), such as net underwriting fees and sales commissions for the sale of the Fund’s (and the Predecessor Company’s) shares; (viii) information concerning investment advisory fees and total operating expenses as a percentage of net assets paid by the Fund (and the Predecessor Company) and other, similar mutual funds; and (ix) other information concerning the Advisor, such as information concerning its compliance procedures, code of ethics and insurances.

At the meeting, the Board was provided a copy of the Advisor’s compliance manual and the opportunity to speak with the Advisor’s Chief Compliance Officer and the Trust’s Chief Compliance Officer.

It was noted that in determining to re-approve the Advisory Agreement, the Independent Trustees were represented by independent counsel.

The Board of Trustees, including a majority of the Independent Trustees, decided to approve the renewal of the Advisory Agreement for a one year period commencing June 30, 2016 based upon their evaluation of: (i) the long-term relationship between the Advisor and the Fund, including the Predecessor Company; (ii) the Advisor’s commitment to the Fund’s investment objectives and its socially responsible investment policies, and the Advisor’s ability to manage the Fund’s portfolio in a manner consistent with those objectives and policies; (iii) the depth of experience and expertise of the Advisor with regard to the alternative energy market; (iv) the nature, extent and quality of the services provided; (v) the historical performance of the Fund (including the Predecessor Company); and (vi) the costs of the services provided and the profitability of the Advisor from its relationship with the Fund.

In general, the Independent Trustees considered it to be most significant that the proposed investment advisory arrangements would assure a continuity of relationships to service the Fund. The Board also noted that the Advisor continued to provide investment advisory services exclusively to the Fund and that the firm has been committed to alternative energy investing since the Predecessor Company’s inception over 30 years ago.

The Board considered the nature, quality and scope of the investment advisory services that had been provided to the Fund and the Predecessor Company by the Advisor in the past and the services that are expected to continue in the future. Further, the Board considered the Advisor’s personnel assigned to service the Fund. Based upon information provided by the Advisor, the Board determined that the Advisor’s current staffing was adequate to meet the Fund’s needs. The Board also concluded that the nature, quality and scope of the investment advisory services provided by the Advisor were very satisfactory.

OTHER INFORMATION

(Unaudited)

The Board considered the performance results of the Fund (including the Predecessor Company) over various time periods. They reviewed information comparing the Fund’s performance with the performance of other, similar mutual funds and with its broad-based benchmark index. The Fund’s industry peer group comprised other socially responsible mutual funds with an international scope and an interest in the environment and clean energy. The Board reviewed the Fund’s performance both with the sales load factored in and without the sales load. This was done because the Fund’s industry peer group and broad-based benchmark index did not have sales loads. In general, the Board noted that the Fund had been outperforming its industry peer group of other, similar mutual funds during most of the periods reviewed. The Fund had underperformed its broad-based benchmark index.

The Board considered the investment advisory fees and other expenses paid by the Fund (and the Predecessor Company) directly and in comparison to information regarding the fees and expenses incurred by other, similar mutual funds specializing in alternative energy investments and which seek to invest in accordance with a socially responsible investment philosophy. The Board noted that the investment advisory fee for the Fund had break points that lowered the investment advisory fees as Fund assets reached certain levels. The Board also noted that the other comparable funds in its industry peer group were each subject to an expense limitation cap but that the Fund’s expense ratio reflected total gross expenses without any waivers or expense reimbursements. The Advisor’s investment advisory fee as a percentage of average net assets, giving effect to the breakpoint fee schedule, was lower than that of its industry peers. In addition, total annual fund operating expenses of the Fund were equal to or lower than that of its industry peers. Based on the foregoing, the Board determined that the investment advisory fee was appropriate.

The Independent Trustees reviewed and discussed other aspects of the Advisor, such as the profitability of the Advisor, the benefits each party received from their long-term relationship, the Advisor’s entrepreneurial risks, and the fact that the Advisor received other compensation from the relationship. The audited financial information provided by the Advisor indicated that the Advisor was well capitalized and profitable. In addition, the Board noted that the Advisor had no expense limitation commitments with the Fund. The Board discussed the Advisor’s entrepreneurial risks involved with its reorganization of the Predecessor Company into a Delaware statutory trust and the creation of a new share class to increase total assets and lower expenses for the Fund and its shareholders. They also noted the increased marketing that the Advisor was engaged in and its work to update the Fund’s web site. They noted that the Advisor was also a registered broker-dealer and was eligible to receive underwriting fees and sales commissions on the sale of Fund shares, and fees from the Investor Shares’ Rule 12b-1 plan. The Advisor did not receive any Rule 12b-1 fees from the Investor Shares during the fiscal year ended December 31, 2015. The Board noted that two of the trustees, David J. Schoenwald and Murray D. Rosenblith,

OTHER INFORMATION

(Unaudited)

were directors and/or officers of the Advisor. The Board also noted that Mr. Schoenwald was the owner of the Advisor and would benefit by the approval of the investment advisory and underwriting agreements, and the Rule 12b-1 plan. The Board reviewed the Advisor’s brokerage policies noting that the Advisor does not engage in any directed brokerage or soft dollar transactions. Best price and execution were the Advisor’s brokerage criteria.

In their deliberations, the Board did not rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those under other investment advisory contracts, such as contracts of the same and other investment advisers with other registered investment companies or other types of clients (e.g., pension funds and other institutional investors). These factors were considered not to be relevant in a situation where the Board were determining whether to re-approve the agreement with an existing entity on the same terms and conditions. Such factors would be relevant to considering and approving new investment advisory agreements with other investment advisory entities. In addition, the Advisor does not service any other investment advisory accounts.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant, which is an open-end management investment company.

Item 6. Investments.

(a)	The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

             Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant, which is an open-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

Based on his evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	New Alternatives Fund

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(Principal Executive Officer and Principal Financial Officer)

Date	8-29-2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(Principal Executive Officer and Principal Financial Officer)

Date	8-29-2016

* Print the name and title of each signing officer under his or her signature.